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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 31, 2000

                                  by and among

                       Prodigy Communications Corporation

                             SBC Communications Inc.

                                       and

                        SBC Internet Communications Inc.
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     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 31, 2000, by and among Prodigy Communications Corporation, a Delaware corporation ("Prodigy"), SBC Communications Inc. a Delaware corporation ("SBC") and SBC Internet Communications, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SBC ("SBC Sub").

                                    RECITALS

     WHEREAS, Prodigy, Prodigy Transition Corporation, a Delaware corporation and a wholly owned subsidiary of Prodigy, Prodigy Communications Limited Partnership, a Delaware limited partnership, SBC and SBC Sub have entered into an Investment, Issuance, Contribution and Assumption Agreement, dated as of November 19, 1999 and amended as of April 19, 2000 (the "Investment Agreement"); and

     WHEREAS, pursuant to the Investment Agreement, SBC Sub received SBC Units (as defined in the Investment Agreement), which are exchangeable into Registrable Securities (as defined below) in accordance with the Restated Certificate of Incorporation (as defined below), and the Investment Share (as defined in the Investment Agreement), which is convertible into a Registrable Security in accordance with the Restated Certificate of Incorporation; and

     WHEREAS, Prodigy has agreed to provide the registration rights set forth in this Agreement;

     NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:


1.  Definitions.
    -----------

     Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Investment Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Amended and Restated By-Laws" means the Amended and Restated By-Laws of
      ----------------------------
Prodigy as adopted on May 31, 2000.

     "Class A Common Shares" shall mean the shares of Class A Common Stock, par
      ---------------------
value $.01 per share, of Prodigy.

     "Demand Registration" shall have the meaning set forth in Section 2(a)
      -------------------
hereof.

     "Demand Registration Statement" shall have the meaning set forth in Section
      -----------------------------
2(a) hereof.
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     "Effective Time" shall mean the date on which the SEC declares a
      --------------
Registration Statement effective or on which such Registration Statement otherwise becomes effective.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Indemnified Person" shall have the meaning set forth in Section 6(a)
      ------------------
hereof.

     "Investment Agreement" shall have the meaning set forth in the Recitals.
      --------------------

     "NASD Rules" shall mean the Rules of the National Association of Securities
      ----------
Dealers, Inc., as amended from time to time.

     "Person" shall mean an individual, partnership, corporation, trust or
      ------
unincorporated organization, or a government or agency or political subdivision thereof.

     "Piggyback Registration" shall have the meaning set forth in Section 3(a)
      ----------------------
hereof.

     "Prodigy" shall have the meaning set forth in the Preamble.
      -------

     "Proposed Registration" shall have the meaning set forth in Section 3(a)
      ---------------------
hereof.

     "Prospectus" shall mean the prospectus (including, without limitation, any
      ----------
preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Prodigy under the Exchange Act and incorporated by reference therein.

     "Registration Expenses" shall have the meaning set forth in Section 5(a)
      ---------------------
hereof.

     "Registrable Securities" shall mean the Class A Common Shares issued to
      ----------------------
SBC, SBC Sub or any direct or indirect transferee of SBC or SBC Sub upon conversion of shares of Class B Common Stock or in exchange for Units, from time to time, together with any other Class A Common Shares owned by SBC, SBC Sub or such transferee, provided that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     "Registration Statement" shall mean any registration statement of Prodigy
      ----------------------
which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

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     "Restated Certificate of Incorporation" means the Restated Certificate of
      -------------------------------------
Incorporation of Prodigy as filed on May 31, 2000 with the Secretary of State of the state of Delaware pursuant to the Delaware General Corporation Law.

     "Restricted Security" shall mean any security unless and until:
      -------------------

     (i) a registration statement with respect to the sale of such security shall have been declared effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement,

     (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act,

     (iii)  the provisions of Section 7(b) hereof apply, or

     (iv) such security shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such security not bearing a legend restricting further transfer shall have been delivered by Prodigy and such security shall be freely transferable to the public without registration under the Securities Act.

     "SBC" shall have the meaning set forth in the Preamble.
      ---

     "SBC Sub" shall have the meaning set forth in the Preamble.
      -------

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "underwritten", "underwritten registration", "underwritten offering" or
      ------------    -------------------------    ---------------------
"underwritten registered offering" shall mean a registration in which securities of Prodigy are sold to an underwriter for re-offering to the public pursuant to an effective Registration Statement.

2.  Demand Registrations.
    --------------------

     (a) Notice. SBC or SBC Sub may at any time make a written request to Prodigy that Prodigy file a registration statement (a "Demand Registration Statement") registering for offer and sale all or a part of its Registrable Securities with the SEC under and in accordance with provisions of the Securities Act (a "Demand Registration"). All requests made pursuant to this paragraph will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

     (b) Restrictions. Each Demand Registration Statement shall be filed as soon as possible but in no event later than 30 days (which time period may be extended at the option of Prodigy for up to one hundred twenty (120) days no more than one time in any calendar year if the Board of Directors of Prodigy provides written notice (accompanied by a resolution of the

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Board setting forth the following) to SBC and/or SBC Sub, as the case may be, that it has determined that the filing of a Demand Registration Statement would require Prodigy to disclose material non-public information, the disclosure of which Prodigy's Board of Directors believes would be materially harmful to Prodigy and its stockholders at that time) after the date SBC and/or SBC Sub, as the case may be, makes the written request for registration under the preceding paragraph, so long as Registrable Securities are still outstanding at each such time. Prodigy shall not be required to effect more than two Demand Registrations pursuant to this Section 2 in any calendar year.

     (c) Effectiveness. Prodigy agrees to use its best efforts to cause each such Demand Registration Statement to be declared effective by the SEC within 45 calendar days after filing, and to keep it continuously effective for a period of 120 days following the dates on which each such Demand Registration Statement is declared effective or until all Registrable Securities included therein have been sold, if earlier.

     (d) Priority of Securities in Demand Registrations. In connection with any underwritten Demand Registration, if the managing underwriter or underwriters advise Prodigy in writing that, in its or their reasonable opinion, the inclusion of the number of securities proposed to be registered exceeds the number which can be sold in such offering, Prodigy will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (i) first, the Registrable Securities requested to be included in such Demand Registration by SBC and/or SBC Sub, as the case may be; (ii) second, the Registrable Securities requested to be included in such Demand Registration, pro rata among the holders of Registrable Securities which have requested their Registrable Securities to be included therein; (iii) third, any Class A Common Shares Prodigy proposes to sell; and
(iv) fourth, other Class A Common Shares requested to be included in such Demand Registration.

     (e) Selection of Underwriters. SBC and/or SBC Sub, as the case may be, shall have the right, with respect to any Registration Statement to be filed as a result of a Demand Registration, to determine whether such registration shall be underwritten or not and to select any managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing and which will be reasonably acceptable to Prodigy.

3.  Piggyback Registration Rights.
    -----------------------------

     (a) Rights to Piggyback. Subject to the last sentence of this paragraph, whenever Prodigy proposes to file a registration statement under the Securities Act (a "Proposed Registration") with respect to any proposed public offering by Prodigy or by any holders of Class A Common Shares (or securities convertible into or exchangeable or exercisable for Class A Common Shares) and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), Prodigy will give prompt written notice to SBC and SBC Sub of its intention to effect such a registration and will, subject to Section 3(b) below, include in such Piggyback Registration all Registrable Securities with respect to which

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Prodigy has received written request for inclusion therein within 15 days after receipt of Prodigy's notice. Registrable Securities with respect to which such requests for registration have been received will be registered by Prodigy and offered to the public pursuant to this Section 3 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of Class A Common Shares to be sold by Prodigy or by persons selling under such Proposed Registration. Holders of Registrable Securities will not be entitled to include Class A Common Shares pursuant to this Section 3(a) in any Registration Statement pertaining to the registration of any securities of Prodigy in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans.

     (b) Priority on Piggyback Registrations. In connection with an underwritten Piggyback Registration, if the managing underwriter or underwriters advise Prodigy in writing that, in its or their reasonable opinion, the inclusion of the number of securities proposed to be registered exceeds the number which can be sold in such offering, Prodigy will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (i) first, the Class A Common Shares Prodigy proposes to sell or if the registration is in response to a demand registration right of a Person (other than SBC or SBC Sub) whose registration rights exist as of the date hereof and require such a priority, the securities that the Person(s) demanding such registration propose or proposes to sell to the extent of such a priority, (ii) second, the Registrable Securities requested to be included in such registration and any securities requested to be included in such registration by a Person who exercises its rights to have its securities included in such registration, but only to the extent of such rights, pro rata among the holders of Registrable Securities which have requested their Registrable Securities to be included therein and such Persons which have requested their securities to be included therein and (iii) third, other Class A Common Shares requested to be included in such registration.

     (c) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, Prodigy will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing and which will be reasonably acceptable to SBC.

4.  Registration Procedures.
    -----------------------

     In connection with Prodigy's obligation to file Registration Statements pursuant to Sections 2 or 3 hereof, Prodigy shall use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto Prodigy shall:

     (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, furnish to SBC and/or SBC Sub, as the case may be, and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be

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subject to the review of SBC and/or SBC Sub, as the case may be, and such managing underwriters, and Prodigy shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which SBC or the managing underwriters, if any, shall reasonably object;

     (b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by SBC and/or SBC Sub, as the case may be, or any underwriter of Registrable Securities or as may be required by the Securities Act or any rules or regulations promulgated thereunder or otherwise necessary to keep the Registration Statement effective for the applicable period;

     (c) cause the final Prospectus as supplemented to be filed pursuant to Rule 424 under the Securities Act if then required by the Securities Act;

     (d) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

     (e) notify SBC and/or SBC Sub, as the case may be, and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notification in writing:

          (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

          (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

          (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

          (4) of the receipt by Prodigy of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

          (5) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to SBC and SBC Sub to suspend the use of the Prospectus until the requisite changes have been made);

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

     (f) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

     (g) if reasonably requested by SBC and/or SBC Sub, as the case may be, or the managing underwriter, immediately incorporate in a Prospectus supplement or post-effective amendment such information as SBC and/or SBC Sub, as the case may be, and the managing underwriters agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, including the plan of distribution therefor; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (h) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) (i) provide copies of such document to counsel to SBC and/or SBC Sub, as the case may be, and to the managing underwriters, if any, and (ii) make Prodigy's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for SBC and/or SBC Sub, as the case may be, or underwriters may reasonably request;

     (i) furnish to SBC and/or SBC Sub, as the case may be, and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (j) deliver to SBC and/or SBC Sub, as the case may be, and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; Prodigy consents (except during the continuance of any event described in Section 4(e)(5) above) to the use of the Prospectus and any amendment or supplement thereto by SBC and/or SBC Sub, as the case may be, and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto;

     (k) prior to any offering of Registrable Securities pursuant to any Registration Statement, (i) Prodigy shall register or qualify or cooperate with SBC and/or SBC Sub, as the case may be, and its or their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions of or within the United States of America as SBC or any underwriter reasonably requests in writing, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may

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be necessary to enable SBC and/or SBC Sub, as the case may be, or the managing underwriters, if any, to complete its distribution of Registrable Securities pursuant to a Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that in no event shall Prodigy be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(k) or (ii) file any general consent to service of process in any such jurisdiction where it is not as of the date hereof so subject;

     (l) cooperate with SBC and/or SBC Sub, as the case may be, and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such denominations and registered in such names as SBC and/or SBC Sub, as the case may be, or the managing underwriters may request at least two business days prior to the sale of Registrable Securities pursuant to the Registration Statement;

     (m) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities of or within the United States of America as may be necessary to enable SBC and/or SBC Sub, as the case may be, or the managing underwriters, if any, to consummate the disposition of such Registrable Securities;

     (n) if any fact contemplated by Section 4(e)(5) above shall exist, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, if the Board of Directors of Prodigy provides written notice (accompanied by a resolution of the board setting forth the following) to SBC and/or SBC Sub, as the case may be, that it has determined that it is advisable to disclose in the Registration Statement material non-public information, the disclosure of which Prodigy's Board of Directors believes would be materially harmful to Prodigy and its stockholders at that time, Prodigy shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of Prodigy believes such disclosure would be materially harmful to Prodigy; provided that such period shall be no more than sixty calendar days. If Prodigy notifies SBC and/or SBC Sub, as the case may be, of the occurrence of any event contemplated by Section 4(e)(5) above, each of SBC and SBC Sub agrees, as a consequence of the inclusion of any of SBC's or SBC Sub's Registrable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made;

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     (o) use all reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Registrable Securities primarily trade on or prior to the Effective Time of the Registration Statement;

     (p) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith as may be reasonably requested by SBC and/or SBC Sub, as the case may be, and the managing underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

          (1) make such representations and warranties to SBC and/or SBC Sub, as the case may be, and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings;

          (2) obtain opinions of counsel to Prodigy and bring-downs of such opinions (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to SBC and to the managing underwriters, if any, and addressed to SBC and/or SBC Sub, as the case may be, and the underwriters, if any, covering: (i) in the case of an underwritten offering, the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by SBC and/or SBC Sub, as the case may be, and the underwriters (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement as to the absence from the Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading), and (ii) in the case of offerings not involving an underwriter, the matters customarily covered in opinions requested in the type of offering involved, and, in the case of
     (i) or (ii), stating that the Registration Statement complies, as to form, with the requirements of the Securities Act;

          (3) obtain "cold comfort" letters and updates thereof from the independent public accountants of Prodigy (and, if necessary, from the independent public accountants of any Subsidiary of Prodigy or of any business acquired by Prodigy for which financial statements and financial data are, or are required to be, included in the Registration Statement) addressed to SBC and/or SBC Sub, as the case may be, and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings;

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          (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to Section 6 hereof; and

          (5) Prodigy shall deliver such documents and certificates as may be reasonably requested by SBC and/or SBC Sub, as the case may be, and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(p)(1) above and to evidence compliance with any conditions contained in the underwriting agreement or other agreement entered into by Prodigy.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

     (q) make available for inspection by SBC and/or SBC Sub, as the case may be, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by SBC and/or SBC Sub, as the case may be, or such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Prodigy and its Subsidiaries, cause the officers, directors, agents and employees of Prodigy and its Subsidiaries to supply all information in each case reasonably requested by SBC and/or SBC Sub, as the case may be, or any such underwriter, attorney or accountant in connection with the Registration Statement, provide SBC and/or SBC Sub, as the case may be, and any such underwriter, attorney or accountant with opportunities to discuss the business of Prodigy and its Subsidiaries with Prodigy's officers and provide SBC and/or SBC Sub, as the case may be, and any such underwriter, attorney or accountant with opportunities to discuss the business of Prodigy and its Subsidiaries with the independent public accountants who have certified Prodigy's most recent annual financial statements in each case, as is customary for similar due diligence investigations; provided that any records, information or documents that are designated in writing by Prodigy, in good faith, as confidential shall be kept confidential by such Persons unless disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt Prodigy's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of SBC and/or SBC Sub, as the case may be, and the other parties entitled thereto by one counsel designated by and on behalf of SBC and/or SBC Sub, as the case may be, and other parties;

     (r) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of Prodigy and its Subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of Prodigy, Rule 158);

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     (s) in the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of Prodigy or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by a Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, Prodigy shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules;

     (t) use its reasonable efforts to assist SBC and/or SBC Sub, as the case may be, and the underwriters, if any, in marketing the Registrable Securities, including causing its executive officers to participate in such "road show" presentations and conference calls as may be customary in the marketing of equity securities; provided, however, that SBC and/or SBC Sub, as the case may be, shall cause the managing underwriters or placement agents of any Securities to give such executives reasonable advance notice concerning the scheduling of any such presentation or call; provided, further, that such presentations and conference calls shall be scheduled with the understanding that the regular responsibilities of such executive officers will take priority over any such activities; and

     (u) take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

     Prodigy may require SBC and/or SBC Sub, as the case may be, to furnish to Prodigy such information regarding SBC and/or SBC Sub, as the case may be, and the distribution of such securities as is required to be disclosed in the Registration Statement.

     Each of SBC and SBC Sub agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Prodigy of the happening of any event of the kind described in Section 4(e)(5) hereof, SBC and/or SBC Sub, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until SBC's and/or SBC Sub's, as the case may be, receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(n) hereof, or until it is advised in writing by Prodigy that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by Prodigy, SBC and/or SBC Sub, as the case may be, will deliver to Prodigy (at Prodigy's expense) all copies, other than permanent file copies then in SBC's and/or SBC Sub's, as the case may be, possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided that nothing in this paragraph shall prohibit or restrict SBC and/or SBC Sub, as the case may be, from effecting sales or transfers otherwise than under a Registration Statement. In the event Prodigy shall give any such notice, the time periods mentioned in
Section 2(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when SBC and/or SBC Sub, as the case may be, either receives the copies of the supplemented or amended prospectus contemplated by Section 4(n) hereof or is advised in writing by Prodigy that the use of the Prospectus may be resumed.

5.  Registration Expenses.
    ---------------------

     (a) All expenses incident to Prodigy's performance of, or compliance, with this Agreement, including without limitation:

          (1) all registration and filing fees (including with respect to filings required to be made with the National Association of Securities Dealers);

          (2) fees and expenses of compliance with securities or blue sky laws of or within the United States of America (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or SBC and/or SBC Sub, as the case may be, may designate);

          (3) printing, messenger, telephone, delivery, distribution and reproduction expenses;

          (4) fees and disbursements of counsel for Prodigy and up to $100,000 of the fees and disbursements of counsel for SBC and/or SBC Sub, as the case may be, (including the expenses of any opinions required by or incident to such performance) and fees and disbursements for other advisors for SBC and/or SBC Sub, as the case may be;

          (5) fees and disbursements of all independent certified public accountants of Prodigy (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

          (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any person other than Prodigy, SBC and SBC Sub);

          (7) fees and expenses of other Persons retained by Prodigy; and

          (8) all out-of-pocket expenses and disbursements arising out of or related to any marketing efforts undertaken pursuant to Section 4(t) of this Agreement

(all such expenses being, herein called "Registration Expenses") will be borne by Prodigy, regardless whether the Registration Statement becomes effective.

     To the extent that any Registration Expenses are incurred, assumed or paid by SBC or SBC Sub, or any underwriter, Prodigy shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor, which shall specify in reasonable detail the nature and amount of the Registration Expenses.

     Prodigy will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Prodigy are then listed and the fees and expenses of any Person, including special experts, retained by Prodigy.

     (b) In connection with each Registration Statement required hereunder, Prodigy shall not be responsible for the payment of any transfer taxes relating to the sale or disposition of the Registrable Securities by SBC or SBC Sub or for any underwriting discounts and commissions attributable to the sale of Registrable Securities by or on behalf of SBC or SBC Sub.

6.  Indemnification.
    ---------------

     (a) Indemnification by Prodigy. In the event of any registration of securities of Prodigy under the Securities Act, Prodigy shall indemnify and hold harmless (i) in the case of any registration of Registrable Securities hereunder, SBC and/or SBC Sub, as the case may be, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls SBC and/or SBC Sub, as the case may be, or such underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) in the case of any registration statement of Prodigy, SBC, its directors and officers and each Person who controls SBC within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by Prodigy to any Indemnified Person, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (z) the failure of Prodigy to comply with applicable law or the breach by Prodigy of this Agreement, and Prodigy hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Prodigy shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to Prodigy by such Indemnified Person expressly for use therein.

     (b) Indemnification by SBC and any Underwriters. SBC agrees, as a consequence of the inclusion of any of SBC's Registrable Securities in such Registration Statement, SBC Sub agrees, as a consequence of the inclusion of any of SBC Sub's Registrable Securities in such Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless Prodigy, its directors, officers who sign the registration statement and each person, if any, who controls Prodigy within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which Prodigy or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Prodigy by SBC and/or SBC Sub, as the case may be, or such underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse Prodigy for any legal or other expenses reasonably incurred by Prodigy in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6 notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if SBC and/or SBC Sub, as the case may be, or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of SBC and/or SBC Sub, as the case may be, and any underwriters, selling agents or other securities professionals in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 6, in no event will either (i) SBC or SBC Sub be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by SBC or SBC Sub, respectively, from the sale of its Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or (ii) any underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

     (f) The obligations of Prodigy under this Section 6 shall be in addition to any liability which Prodigy may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to Prodigy. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

7.  Rule 144.
    --------

     (a) Prodigy covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Prodigy is not required to file such reports, it will, upon the request of SBC make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as SBC and SBC Sub may reasonably request, all to the extent required from time to time to enable SBC and SBC Sub to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC, including providing any legal opinions. Upon the request of SBC and/or SBC Sub, as the case may be, Prodigy will deliver to SBC and/or SBC Sub, as the case may be, a written statement as to whether it has complied with such information and requirements.

     (b) A security ceases to be a Restricted Security when SBC or SBC Sub, as the case may be, is permitted to sell such security to the public without restriction pursuant to Rule 144(k) (or any similar provisions then in force), unless in SBC's or SBC Sub's, as the case may be, reasonable judgment, after consultation with Prodigy, an underwritten registered offering is desirable to distribute the security. The determination as to whether SBC or SBC Sub, as the case may be, is permitted to sell such security to the public without restriction pursuant to Rule 144(k) (including, without limitation, the determination as to whether SBC or SBC Sub, as the case may be, is an "affiliate" of Prodigy, as such term is used in Rule 144), shall be made promptly and in good faith by counsel to SBC or SBC Sub, as the case may be, and counsel to Prodigy at such time as SBC or SBC Sub, as the case may be, seeks to sell such security to the public pursuant to Rule 144(k). In the event that an underwritten registered offering is deemed to be desirable by SBC or SBC Sub, as the case may be, to distribute a security, such security shall continue to be deemed a Restricted Security hereunder.

8.  Approval for Listing.
    --------------------

     Promptly after the date hereof and after any subsequent increase in the number of Registrable Securities, Prodigy shall take all necessary action to cause all of the Registrable Securities to be approved for listing, subject to official notice of issuance, on the Nasdaq National Market or other securities exchange or dealer quotation system on which the Class A Common Shares may then be listed or authorized for quotation.

9.  Term of Registration Rights.
    ---------------------------

     The rights of SBC and SBC Sub with respect to the registration rights granted pursuant to this Agreement shall remain in effect, subject to the terms hereof, so long as there are Registrable Securities or securities which are convertible or exchangeable for Registrable Securities issued and outstanding.

10.  Further Agreements.
     ------------------

     (a) The parties agree that, subject to the advance notice requirements set forth in the Restated Certificate of Incorporation, any conversion of Class B Common Stock or exchange of Units for Class A Common Shares shall occur, at the option of the exchanging or converting holder, contemporaneously with the registration of the Class A Common Shares to be received, or the consummation of the sale of such Class A Common Shares pursuant to such registration, or at such other time as such holder shall request in writing.

     (b) Prodigy will not file any registration statement under the Securities Act unless it shall first have given to SBC and/or SBC Sub, as the case may be, for so long as SBC and/or SBC Sub, as the case may be, owns beneficially (as such term is defined in the Exchange Act) 10% or more of the Common Stock (as defined in the Restated Certificate of Incorporation) of Prodigy at the time outstanding or is otherwise deemed to be a control person under the Securities Act, at least 10 days' prior written notice thereof and, if so requested by SBC and/or SBC Sub, as the case may be, within 10 days after such notice, SBC and/or SBC Sub, as the case may be, shall have the right, at any time when, in the reasonable judgment of SBC and/or SBC Sub, as the case may be, SBC and/or SBC Sub, as the case may be, is or might be deemed a controlling person of Prodigy within the meaning of the Securities Act, (a) to participate in the preparation and filing of each such registration statement to the extent provided in Section 4 hereof; (b) to receive the documents and notices specified in Section 4 hereof and to make the requests specified in Section 4 hereof; (c) to receive signed copies of the documents specified in Section 4 hereof addressed to SBC and/or SBC Sub, as the case may be; and (d) to pay the fees and disbursements of counsel to SBC and/or SBC Sub, as the case may be, which assists in such participation. If any such registration statement refers to SBC and/or SBC Sub, as the case may be, by name or otherwise as the holder of any securities of Prodigy, then SBC and/or SBC Sub, as the case may be, shall have the right (in addition to any other rights it may have under this Agreement) to require, in the event that such reference to SBC and/or SBC Sub, as the case may be, by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the references to SBC and/or SBC Sub, as the case may be.

11.  Miscellaneous.
     -------------

     (a) Remedies. Each of SBC and SBC Sub, in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Prodigy agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) Registration Rights of Other Persons. Prodigy may grant to any Person other than SBC and SBC Sub the right to request a registration of securities of Prodigy under the Securities Act or the right to be included as a selling stockholder in connection with any registration of Registrable Securities; provided, however, that the granting of any such rights shall not conflict with or otherwise alter any rights granted to SBC and SBC Sub hereunder. The rights granted to SBC and SBC Sub hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of Prodigy's securities under any other agreements.

     (c) Adjustments Affecting Registrable Securities. Prodigy will not take any action, or permit any change to occur, with respect to the Registrable Securities which would (i) adversely affect the ability of SBC or SBC Sub to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

     (d) Amendments and Waivers. This Agreement, including this Section 11(d), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by Prodigy, SBC and SBC Sub. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 11(d), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (1) if to SBC or SBC Sub, initially at its address at SBC Communications Inc., 175 East Houston Street, San Antonio, Texas 78705,
     Facsimile: 210-351-5034, Attention: James S. Kahan, Senior Vice President -- Corporate Development, with a copy to General Counsel, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e); and

          (2) if to Prodigy, initially at its address at Prodigy Communications Corporation, 44 South Broadway, White Plains, New York 10601, Facsimile:
     914-448-8198, Attention: Andrea S. Hirsch, and thereafter at such other address, notice of which is given in accordance with the provisions of this
     Section 11(e).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     (f) Parties in Interest; Benefits of Registration Rights. The parties to this Agreement intend that each of SBC and SBC Sub shall be entitled to receive the benefits of this Agreement and that each of SBC and SBC Sub shall be bound by the terms and provisions of this Agreement by reason of its election with respect to the Registrable Securities which are included in a Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of SBC or SBC Sub shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, SBC, SBC Sub and such transferee may, without any further writing or action of any kind, jointly exercise the registration rights hereunder in such manner and in such proportion as SBC and SBC Sub shall determine and, if such transferee jointly exercises such registration rights with SBC and/or SBC Sub hereunder, such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (k) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of SBC, SBC Sub, any director or officer of SBC or SBC Sub, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of SBC and SBC Sub.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by Prodigy with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                         PRODIGY COMMUNICATIONS CORPORATION

                         By: /s/ Andrea S. Hirsch
                             ---------------------------------------------------
                             Name:  Andrea S. Hirsch
                             Title: Executive Vice President and General Counsel


                         SBC COMMUNICATIONS INC.

                         By: /s/ James S. Kahan
                             ---------------------------------------------------
                              Name:  James S. Kahan
                              Title:  Senior Executive Vice President
                                          Corporate Development

                         SBC INTERNET COMMUNICATIONS INC.

                         By: /s/  Stephen A. McGaw
                             ---------------------------------------------------
                             Name:  Stephen A. McGaw
                             Title:  President